Funko Reports Strong First Quarter 2026 Financial Results;
Reiterates 2026 Full-Year Outlook

--Q1 Sales and Profitability Significantly Above Expectations;
Net Sales Grew 5%, Gross Margin Highest Ever Reported by Company--
EVERETT, Wash. May 7, 2026 -- Funko, Inc. (Nasdaq: FNKO), a leading pop culture lifestyle brand, today reported its consolidated financial results for the first quarter ended March 31, 2026.
First Quarter Financial Results Summary: 2026 vs 2025
•Net sales were $200.9 million compared with $190.7 million
•Gross profit was $88.8 million, equal to gross margin of 44.2%, compared with $76.9 million, equal to gross margin of 40.3%
•SG&A expenses were $83.7 million compared with $84.8 million
•Net loss was $18.1 million, or $0.33 per share, compared with $28.1 million, or $0.52 per share
•Adjusted net loss* was $6.3 million, or $0.11 per share*, compared with $17.8 million, or $0.33 per share
•Adjusted EBITDA* was $11.3 million versus negative adjusted EBITDA* of $4.7 million

“We kicked off the year with a strong Q1 performance, building on the positive momentum from the second half of 2025, with net sales, gross margin and adjusted EBITDA all exceeding expectations,” said Josh Simon, Chief Executive Officer of Funko. “International sales were robust, particularly in Europe, and our Core Collectibles business increased 17% year-over-year, contributing to the highest reported gross margin in our history. As we focus on bringing the biggest cultural moments to life, we're excited to continue executing against our strategic plan, moving at the speed of culture, meeting fans wherever they are and giving them new ways to connect with the stories they love."

First Quarter 2026 Net Sales by Category and Geography
The tables below show the breakdown of net sales on a brand category and geographical basis (in thousands):

	Three Months Ended March 31,		Period Over Period Change
	2026	2025	Dollar	Percentage
Net sales by brand category:
Core Collectible	$168,780	$144,479	$24,301	16.8%
Loungefly	27,213	35,374	(8,161)	(23.1)%
Other	4,926	10,886	(5,960)	(54.7)%
Total net sales	$200,919	$190,739	$10,180	5.3%

	Three Months Ended March 31,		Period Over Period Change
	2026	2025	Dollar	Percentage
Net sales by geography:
United States	$117,353	$121,909	$(4,556)	(3.7)%
Europe	68,055	54,205	13,850	25.6%
Other International	15,511	14,625	886	6.1%
Total net sales	$200,919	$190,739	$10,180	5.3%

Balance Sheet Highlights - At March 31, 2026 vs December 31, 2025
•Total cash and cash equivalents were $34.3 million at March 31, 2026 compared with $42.1 million at December 31, 2025
•Inventories were $76.8 million at March 31, 2026 down from $83.1 million at December 31, 2025
•Total debt was $215.9 million at March 31, 2026 versus $225.3 million at December 31, 2025. Total debt includes the amount outstanding under the company's term loan facility, net of unamortized discounts, revolving line of credit and the company's equipment finance loan
Outlook for 2026
The company reiterated its 2026 full-year outlook and provided 2026 second-quarter guidance, as follows:

Current Outlook
2026 Full Year
Net Sales	flat to up 3% vs 2025
Gross Margin %	~41% to 43%
Adjusted EBITDA*	$70 million to $80 million

2026 Second Quarter
Net sales	$195 million to $205 million, up 1% to 6% compared with Q2 2025
Gross margin %	~42% to 44%
Adjusted EBITDA*	$5 million to $10 million
Webcast Conference Call
The company will host a webcast at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) today, May 7, 2026, to further discuss its first quarter results and business update. A live webcast, presentation materials and a replay of the event will be available on the Investor Relations section on the company’s website at investor.funko.com. The replay of the webcast will be available for one year.

Use of Non-GAAP Financial Measures
*This release contains references to non-GAAP financial measures, including adjusted net income (loss), including per share amounts, adjusted EBITDA, adjusted EBITDA margin and adjusted net loss margin, which are financial measures that are not prepared in conformity with United States generally accepted accounting principles (U.S. GAAP). Management uses these measures internally for evaluating its operating performance, for planning purposes, including the preparation of our annual operating budget and financials projections, to assess incentive compensation for our employees, and to evaluate our capacity to expand our business. The company's management believes that the presentation of non-GAAP financial measures provides useful supplementary information regarding operational performance because it enhances an investor's overall understanding of the financial results for the company's core business. Additionally, it provides a basis for the comparison of the financial results for the company's core business between current, past and future periods as they remove the impact of items not directly resulting from our core operations. The company also believes that including adjusted EBITDA and the other non-GAAP financial measures presented in this release is appropriate to provide additional information to investors and help to compare against other companies in our industry. Non-GAAP financial measures have limitations as analytical tools and should be considered only as a supplement to, and not as a substitute for or as a superior measure to, financial measures prepared in accordance with U.S. GAAP. We caution investors that amounts presented in accordance with our definitions of adjusted net income (loss), including per share amounts, adjusted EBITDA and adjusted EBITDA margin may not be comparable to similar measures disclosed by our competitors, because not all companies and analysts calculate these measures in the same manner.

Detailed reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the financial tables following this release. A reconciliation of adjusted EBITDA outlook to the corresponding GAAP measure on a forward-looking basis cannot be provided without unreasonable efforts, as we are unable to provide reconciling information with respect to certain items. However, for the second quarter of 2026 the company expects equity-based compensation of approximately $4 million, depreciation and amortization of approximately $15 million and interest expense of approximately $5 million. For the full year 2026, the company expects equity-based compensation of approximately $14 million, depreciation and amortization of approximately $60 million and interest expense of approximately $18 million, each of which is a reconciling item to net loss. See “Use of Non-GAAP Financial Measures” and the attached reconciliations for more information.

About Funko
Headquartered in Everett, Washington, Funko is a leading pop culture and collectibles brand. Funko designs, sources and distributes licensed pop culture products across multiple categories, including vinyl figures, action toys, plush, apparel, housewares and accessories for consumers who seek tangible ways to connect with their favorite pop culture brands and characters. Learn more at Funko.com, Loungefly.com and MondoShop.com, and follow us on TikTok, X, and Instagram.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding our strategic plans and anticipated financial results, including without limitation, our full year and second quarter 2026 guidance. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: impacts from economic downturns; changes in the retail industry and markets for our consumer products; risks associated with our international operations, including risk related to tariffs and trade restrictions; risks relating to our indebtedness, including our ability to comply with financial and negative covenants under our Credit Agreement, as amended; our ability to execute our business strategy; our ability to manage our inventories and growth; our ability to identify or complete any strategic alternative transaction; our dependence on content development and creation by third parties; our ability to obtain, maintain and protect our intellectual property rights or those of our licensors; fluctuations in our gross margin and seasonal impacts; our dependence on vendors and outsourcers; risks relating to government regulation; risks relating to litigation, including products liability claims and securities class action litigation; risk resulting from our e-commerce business and social media presence; our ability to successfully operate our information systems and implement new technology; our ability to secure additional financing on favorable terms or at all; the influence of our significant stockholder, TCG, and the possibility that TCG’s interests may conflict with the interests of our other stockholders; risks relating to our organizational structure; including the Tax Receivable Agreement ("TRA") which confers certain benefits upon the parties to the TRA ("TRA Parties") that will not benefit Class A common stockholders to the same extent as it will benefit the TRA Parties; and volatility in the price of our Class A common stock. These and other important factors discussed under the caption “Risk Factors” in our quarterly report on Form 10-Q for the quarter ended March 31, 2026 and our other filings with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.
Investor Relations:
investorrelations@funko.com
Media:
pr@funko.com

Funko, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)

	Three Months Ended March 31,
	2026	2025
	(In thousands, except per share data)
Net sales	$200,919	$190,739
Cost of sales (exclusive of depreciation and amortization)	112,092	113,868
Selling, general, and administrative expenses	83,687	84,807
Depreciation and amortization	14,774	15,262
Total operating expenses	210,553	213,937
Loss from operations	(9,634)	(23,198)
Interest expense, net	4,884	3,849
Other expense, net	456	168
Loss before income taxes	(14,974)	(27,215)
Income tax expense	3,153	844
Net loss	(18,127)	(28,059)
Less: net loss attributable to non-controlling interests	(52)	(471)
Net loss attributable to Funko, Inc.	$(18,075)	$(27,588)

Loss per share of Class A common stock:
Basic	$(0.33)	$(0.52)
Diluted	$(0.33)	$(0.52)
Weighted average shares of Class A common stock outstanding:
Basic	55,425	53,530
Diluted	55,425	53,530

Funko, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)

	March 31, 2026	December 31, 2025
	(In thousands, except per share data)
Assets
Current assets:
Cash and cash equivalents	$34,295	$42,148
Accounts receivable, net	90,670	117,018
Inventories	76,816	83,136
Prepaid expenses and other current assets	39,318	48,094
Total current assets	241,099	290,396
Property and equipment, net	65,960	68,679
Operating lease right-of-use assets, net	43,845	46,928
Goodwill	133,829	133,900
Intangible assets, net	131,870	135,826
Other assets	9,267	9,505
Total assets	$625,870	$685,234
Liabilities and Stockholders’ Equity
Current liabilities:
Revolving credit facility	$1,500	$1,125
Current portion of term debt	18,182	21,932
Current portion of operating lease liabilities	17,841	18,792
Accounts payable	52,040	64,748
Accrued royalties	50,550	59,821
Accrued expenses and other current liabilities	70,186	77,499
Total current liabilities	210,299	243,917
Long-term debt	196,233	202,246
Operating lease liabilities	45,574	48,680
Other long-term liabilities	4,364	4,261

Commitments and Contingencies

Stockholders’ equity:
Class A common stock, par value $0.0001 per share, 200,000 shares authorized; 55,830 and 55,327 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	6	5
Class B common stock, par value $0.0001 per share, 50,000 shares authorized; 91 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	—	—
Additional paid-in-capital	359,744	357,330
Accumulated other comprehensive income	3,608	4,621
Accumulated deficit	(194,217)	(176,142)
Total stockholders’ equity attributable to Funko, Inc.	169,141	185,814
Non-controlling interests	259	316
Total stockholders’ equity	169,400	186,130
Total liabilities and stockholders’ equity	$625,870	$685,234

Funko, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Three Months Ended March 31,
	2026	2025
	(In thousands)
Operating Activities
Net loss	$(18,127)	$(28,059)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	14,774	15,262
Equity-based compensation	2,414	3,265
Other, net	(29)	697
Changes in operating assets and liabilities:
Accounts receivable, net	26,351	29,939
Inventories	5,803	5,633
Prepaid expenses and other assets	11,621	9,936
Accounts payable	(12,558)	(8,318)
Accrued royalties	(9,271)	(18,405)
Accrued expenses and other liabilities	(10,828)	(32,212)
Net cash provided by (used in) operating activities	10,150	(22,262)

Investing Activities
Purchases of property and equipment	(8,210)	(6,552)
Other, net	—	193
Net cash used in investing activities	(8,210)	(6,359)

Financing Activities
Borrowings on revolving credit facility	—	25,000
Debt amendment costs	(3,648)	—
Payments of term debt	(5,830)	(5,756)
Other, net	(1)	86
Net cash (used in) provided by financing activities	(9,479)	19,330

Effect of exchange rates on cash and cash equivalents	(314)	570

Net change in cash and cash equivalents	(7,853)	(8,721)
Cash and cash equivalents at beginning of period	42,148	34,655
Cash and cash equivalents at end of period	$34,295	$25,934

The following tables reconcile the Non-GAAP Financial Measures to the most directly comparable U.S. GAAP financial performance measure, which is net loss, for the periods presented:

	Three Months Ended March 31,
	2026	2025
	(In thousands, except per share data)
Net loss attributable to Funko, Inc.	$(18,075)	$(27,588)
Reallocation of net loss attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC for Class A common stock (1)	(52)	(471)
Equity-based compensation (2)	2,414	3,265
Foreign currency transaction loss (3)	516	176
Tax receivable agreement liability adjustments (4)	112	—
Third-party debt amendment fees (5)	3,549	—
Income tax expense (6)	5,249	6,788
Adjusted net loss	$(6,287)	$(17,830)
Adjusted net loss margin (7)	(3.1)%	(9.3)%
Weighted-average shares of Class A common stock outstanding - basic	55,425	53,530
Equity-based compensation awards and common units of FAH, LLC that are convertible into Class A common stock	187	1,067
Adjusted weighted-average shares of Class A stock outstanding - diluted	55,612	54,597
Adjusted loss per diluted share	$(0.11)	$(0.33)

	Three Months Ended March 31,
	2026	2025
	(amounts in thousands)
Net loss	$(18,127)	$(28,059)
Interest expense, net	4,884	3,849
Income tax expense	3,153	844
Depreciation and amortization	14,774	15,262
EBITDA	$4,684	$(8,104)
Adjustments:
Equity-based compensation (2)	2,414	3,265
Foreign currency transaction loss (3)	516	176
Tax receivable agreement liability adjustments (4)	112	—
Third-party debt amendment fees (5)	3,549	—
Adjusted EBITDA	$11,275	$(4,663)
Adjusted EBITDA margin (8)	5.6%	(2.4)%

(1)
Represents the reallocation of net income attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC for Class A common stock in periods in which income was attributable to non-controlling interests.

(2)	Represents non-cash charges related to equity-based compensation programs, which vary from period to period depending on the timing of awards.
(3)	Represents both unrealized and realized foreign currency losses on transactions denominated other than in U.S. dollars, including derivative gains and losses on foreign currency forward exchange contracts.
(4)	Represents recognized adjustments to the tax receivable agreement liability.
(5)	Represents non-recurring third-party debt fees paid as part of the Fifth Amendment to the Credit Agreement.
(6)
Represents the income tax expense effect of the above adjustments, including adding back the valuation allowance to the net loss. This adjustment uses an effective tax rate of 25% for all periods presented.

(7)	Adjusted net loss margin is calculated as adjusted net loss as a percentage of net sales.
(8)	Adjusted EBITDA margin is calculated as adjusted EBITDA as a percentage of net sales.